[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 10.28(xiv)

AMENDMENT NO. 12 TO THE PROCESS DEVELOPMENT AND CLINICAL SUPPLY AGREEMENT

THIS AMENDMENT NO. 12 (the “Twelfth Amendment”), effective as of August 01, 2013 (the “Twelfth Amendment Effective Date”) by and between Boehringer Ingelheim Pharma GmbH & Co. KG, Birkendorfer Straße 65, 88397 Biberach an der Riss, Germany (“BI Pharma”) and FibroGen, Inc., 409 Illinois Street, San Francisco, CA 94158, USA (“FibroGen”), amends the Process Development and Clinical Supply Agreement entered into by and between BI Pharma and FibroGen on November 29, 2007, as amended pursuant to the letter agreements entered into as of June 26, 2008 and August 18, 2008, Amendment No. 1, effective as of May 28, 2009, Amendment No. 3, effective as of November 5, 2010, Amendment No. 4, effective as of January 24, 2011, Amendment No. 5, effective as of April 15, 2011, Amendment No. 6, effective as of May 26, 2011, Amendment No. 7, effective as of January 01, 2012, Amendment No. 8, effective as of July 10, 2012, Amendment No. 9, effective as of November 26, 2012, Amendment No. 10, effective as of June 21, 2013 and Amendment No. 11, effective as of June 26, 2013 (hereinafter together the “Supply Agreement”). BI Pharma and FibroGen shall be referred to individually herein as a “Party”, and collectively as the “Parties”.

WHEREAS, FibroGen wishes BI Pharma to [ * ] the terms of the Supply Agreement as set forth in and as amended by this Twelfth Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

(1)	Unless otherwise defined herein, all capitalized terms and phrases used in this Twelfth Amendment shall have the meaning ascribed to them in the Supply Agreement.

(2)	Pursuant to Section 2.2 of the Supply Agreement, the work plan entitled “[ * ], Version of July 12 2013”, attached hereto as Exhibit A, is hereby added as an amendment to Appendix 2 to the Supply Agreement. Pursuant thereto BI Pharma shall on behalf of FibroGen, [ * ] in accordance with the Supply Agreement. Parties are in agreement, that [ * ] such [ * ] under the Supply Agreement and [ * ]. In the event that Parties agree to [ * ] in the further development of the Product, the terms and conditions of [ * ] in the course of the Project and [ * ] are subject to separate discussion and agreement between the Parties.

(3)	This Twelfth Amendment, together with the Supply Agreement, contains the entire understanding of the Parties with respect to the subject matter hereof. Except as otherwise provided herein, the Supply Agreement has not been modified or amended and remains in full force and effect. All express or implied agreements and understandings that conflict with the terms of this Twelfth Amendment, either oral or written, heretofore made with respect to subject matter herein are expressly superseded by this Twelfth Amendment.

(4)	This Twelfth Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Counterparts may be signed and delivered by facsimile and/or via portable document format (pdf) (or similar format), each of which shall be binding when sent.

Amendment No. 12 to the Process Development and Clinical Supply Agreement	Confidential

IN WITNESS WHEREOF, the Parties have executed this Twelfth Amendment to the Supply Agreement as of Twelfth Amendment Effective Date.

Biberach, July 18, 2013

BOEHRINGER INGELHEIM PHARMA GMBH & CO. KG

ppa.	ppa.

[ * ]	[ * ]
[ * ]	[ * ]
VP Business & Contracts	Head of Team Biberach – Dep. Legal Germany

San Francisco, July 31, 2013

FIBROGEN, INC

/s/ Jim Polarek
Name	Jim Polarek	Name
Title	Vice President	Title

2

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Amendment No. 12 to the Process Development and Clinical Supply Agreement	Confidential

Exhibit A

Work Scope

(Version of July 12, 2013)

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[ * ]

3

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.